RMBS New Issue Term Sheet

$700,000,000 Certificates (approximate)

Centex Home Equity Loan Trust 2003-B,

Centex Home Equity Asset-Backed Certificates, Series 2003-B

Offered Classes: AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV, M-1, M-2,

M-3, B, & A-IO

CHEC Funding, LLC

Depositor

Centex Home Equity Company, LLC

Originator and Servicer

May 30, 2003

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Certificates
Class	Expected Size (4)	Group	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat	Expected Principal Window (mos) Call/Mat	Final Scheduled Distribution Date	Expected Ratings
								Fitch	Moodys	S&P
AF-1 (1)	$95,300,000	I	Fixed	Sen-Seq	0.95 / 0.95	1-21/1-21	2/25/2018	AAA	Aaa	AAA
AF-2 (1)	$21,300,000	I	Fixed	Sen-Seq	2.00 / 2.00	21-27/21-27	6/25/2020	AAA	Aaa	AAA
AF-3 (1)	$52,300,000	I	Fixed	Sen-Seq	3.10 / 3.10	27-50/27-50	11/25/2027	AAA	Aaa	AAA
AF-4 (1) (2)	$65,700,000	I	Fixed	Sen-Seq	5.00 / 5.69	50-63/50-91	2/25/2032	AAA	Aaa	AAA
AF-5 (1) (2)	$5,500,000	I	Fixed	Sen-Seq	5.25 / 7.74	63-63/91-95	6/25/2033	AAA	Aaa	AAA
AF-6 (1)	$26,700,000	I	Fixed	NAS	5.03 / 5.99	43-63/43-93	6/25/2033	AAA	Aaa	AAA
AV (1)	$314,200,000	II	Floating	Sen-PT	1.60 / 1.67	1-63/1-95	6/25/2033	AAA	Aaa	AAA
A-IO (1) (3)	Notional	I&II	Fixed	Interest			6/25/2006	AAA	Aaa	AAA
M-1 (1)	$49,000,000	I&II	Floating	Mez	4.42 / 5.49	40-63/40-105	6/25/2033	AA	Aa2	AA
M-2 (1)	$36,750,000	I&II	Floating	Mez	4.37 / 5.69	38-63/38-114	6/25/2033	A+	A2	A
M-3 (1)	$22,750,000	I&II	Floating	Mez	4.35 / 5.90	37-63/37-121	6/25/2033	BBB+	Baa1	BBB+
B (1)	$10,500,000	I&II	Floating	Sub	4.33 / 6.04	37-63/37-124	6/25/2033	BBB	Baa2	BBB

(1)

The Certificates are priced to a 20% Optional Termination.  All Certificates (other than the Class A-IO Certificates) are expected to be subject to an interest rate cap.

(2)

After the Optional Termination Date, the coupon on the Class AF-4 and AF-5 Certificates will increase by [0.50]%.

(3)

The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at a rate of 5.00% per annum for 36 months on the Group I A-IO Component Notional Balance and at a rate of 4.25% per annum for 36 months on the Group II A-IO Component Notional Balance.

(4)

The class size is subject to a permitted variance of plus or minus 5%.

Pricing Speed
Group I Home Equity Loans:	115% PPC 100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.
Group II Home Equity Loans:	28% CPR

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Summary of Important Dates
Deal Information		Collateral Information
Expected Pricing	Week of June 2, 2003	Cut-off Date	6/01/2003
Expected Settlement	6/26/2003	Statistical Calculation Date	5/01/2003
First Distribution	7/25/2003

Bond Information

Class	Initial Accrual Days	Accrual Method	Delay Days	Final Scheduled Distribution Date
AF-1	25	30/360	24	2/25/2018
AF-2	25	30/360	24	6/25/2020
AF-3	25	30/360	24	11/25/2027
AF-4	25	30/360	24	2/25/2032
AF-5	25	30/360	24	6/25/2033
AF-6	25	30/360	24	6/25/2033
AV	0	Actual/360	0	6/25/2033
A-IO	25	30/360	24	6/25/2006
M-1	0	Actual/360	0	6/25/2033
M-2	0	Actual/360	0	6/25/2033
M-3	0	Actual/360	0	6/25/2033
B	0	Actual/360	0	6/25/2033

Contacts
Banc of America Securities LLC
Mortgage Trading/Syndicate	Tel: (704) 388-1597 Fax: (704) 335-5904
Chris Hentemann	chris.c.hentemann@bankofamerica.com
Rob Karr	robert.h.karr@bankofamerica.com
Pat Beranek	patrick.beranek@bankofamerica.com
Jeff Willoughby	jeff.t.willoughby@bankofamerica.com
Global ABS Group	Fax: (704) 388-9668
Daniel Goodwin (704) 388-1153	daniel.b.goodwin@bankofamerica.com
Michael Schoffelen (704) 388-0932	michael.p.schoffelen@bankofamerica.com
Vikas Garg (704) 388-3681	vikas.garg@bankofamerica.com
Scott Shultz (704) 387-6040	scott.m.shultz@bankofamerica.com
Grant Follansbee (704) 386-3668	grant.k.follansbee@bankofamerica.com

Rating Agencies
Taruna Reddy – Moodys (212) 553-3605	taruna.reddy@moodys.com
Quincy Tang – Fitch (212) 908-0693	quincy.tang@fitchratings.com
Steve Tencer – S&P (212) 438-2104	steve_tencer@sandp.com

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Class A-IO Notional Schedule

The notional amount of the Class A-IO Certificates will be the sum of two components each of which will be equal to the lesser of (i) the aggregate principal balance of the related loan group as of the first day of the related Due Period and (ii) the amounts stated in the related schedule below. The pass-through rate for the Group I A-IO Component will be 5.00% per annum and the pass-through rate for the Group II A-IO Component will be 4.25% per annum.

Distribution Date	Group I A-IO Component Amount	Group II A-IO Component Amount	Distribution Date	Group I A-IO Component Amount	Group II A-IO Component Amount
7/25/2003	$102,000,000	$133,000,000	1/25/2005	$30,000,000	$43,000,000
8/25/2003	$95,000,000	$124,000,000	2/25/2005	$28,000,000	$40,000,000
9/25/2003	$89,000,000	$117,000,000	3/25/2005	$26,000,000	$38,000,000
10/25/2003	$83,000,000	$110,000,000	4/25/2005	$24,000,000	$38,000,000
11/25/2003	$78,000,000	$106,000,000	5/25/2005	$22,000,000	$38,000,000
12/25/2003	$72,000,000	$99,000,000	6/25/2005	$21,000,000	$38,000,000
1/25/2004	$68,000,000	$93,000,000	7/25/2005	$20,000,000	$38,000,000
2/25/2004	$63,000,000	$87,000,000	8/25/2005	$18,000,000	$38,000,000
3/25/2004	$59,000,000	$82,000,000	9/25/2005	$17,000,000	$38,000,000
4/25/2004	$55,000,000	$77,000,000	10/25/2005	$16,000,000	$38,000,000
5/25/2004	$51,000,000	$74,000,000	11/25/2005	$15,000,000	$37,000,000
6/25/2004	$48,000,000	$69,000,000	12/25/2005	$14,000,000	$34,000,000
7/25/2004	$45,000,000	$64,000,000	1/25/2006	$13,000,000	$32,000,000
8/25/2004	$42,000,000	$60,000,000	2/25/2006	$12,000,000	$30,000,000
9/25/2004	$39,000,000	$56,000,000	3/25/2006	$11,000,000	$30,000,000
10/25/2004	$36,000,000	$53,000,000	4/25/2006	$10,000,000	$28,000,000
11/25/2004	$34,000,000	$49,000,000	5/25/2006	$10,000,000	$27,000,000
12/25/2004	$32,000,000	$46,000,000	6/25/2006	$9,000,000	$26,000,000

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

SUMMARY OF TERMS
Title of Securities:	Centex Home Equity Loan Trust 2003-B, Centex Home Equity Loan Asset-Backed Certificates, Series 2003-B
Offered Certificates:

Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, and Class AF-6 Certificates (“the Group I Certificates”), the Class AV Certificates (“the Group II Certificates”), the Class M-1, Class M-2, Class M-3 and Class B Certificates (“the Subordinate Certificates”), and together with the Class A-IO Certificates are collectively referred to herein as the Offered Certificates.

Depositor:	CHEC Funding, LLC
Originator and Servicer:	Centex Home Equity Company, LLC
Sellers:	Centex Home Equity Company, LLC Harwood Street Funding II, LLC
Trustee:	JPMorgan Chase Bank
Custodian:	Bank One Trust Company, N. A.
Underwriters:	Banc of America Securities LLC – Lead Manager Citigroup Global Markets, Inc. – Co-Manager Credit Suisse First Boston – Co-Manager RBS Greenwich Capital – Co-Manager
Expected Pricing Date:	Week of June 2, 2003
Expected Settlement Date:	June 26, 2003
Distribution Date:	25th of each month, or the next succeeding Business Day (First Payment Date: July 25, 2003)
Cut-Off Date:	June 1, 2003
Statistical Calculation Date:	May 1, 2003
Delay Days:	24 days on Class AF-1 through AF-6 Certificates and A-IO Certificates 0 days on Class AV, Class M-1, Class M-2, Class M-3 and Class B Certificates
Day Count:	30/360 on Class AF-1 through AF-6 Certificates and A-IO Certificates Actual/360 on Class AV, Class M-1, Class M-2, Class M-3 and Class B Certificates

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

SUMMARY OF TERMS (Continued)
Accrued Interest:

Class AF-1 through Class AF-6 Certificates and Class A-IO Certificates will settle with accrued interest from June 1, 2003, on a 30/360 basis.

Class AV, Class M-1, Class M-2, Class M-3 and Class B Certificates will settle flat (no accrued interest), on an actual/360 basis.

Interest Accrual Period:

With respect to the Class AF-1 through Class AF-6 Certificates and Class A-IO Certificates, interest accrues during the month preceding the current Distribution Date.  With respect to the Class AV, Class M-1, Class M-2, Class M-3 and Class B Certificates, interest accrues from the last Distribution Date through the day preceding the current Distribution Date

Due Period:	The calendar month preceding the calendar month in which the related Distribution Date occurs.
Tax Status:	One or more REMICs for Federal income tax purposes
Clearing:	DTC, Euroclear or Cedel
SMMEA Eligibility:	None of the Certificates is expected to be SMMEA eligible
ERISA Eligibility:	All Offered Certificates are expected to be ERISA eligible
Group I Certificates:	Class AF-1 through Class AF-6 Certificates and the Group I A-IO component (backed primarily by the Group I Home Equity Loans)
Group II Certificates:	Class AV Certificates and the Group II A-IO component (backed primarily by the Group II Home Equity Loans)
Senior Certificates:	Class AF-1 through Class AF-6 Certificates, the Class A-IO Certificates and the Class AV Certificates.
Subordinate Certificates:	Class M-1, Class M-2, Class M-3 and Class B Certificates
Fixed Rate Certificates:	Class AF-1 through Class AF-6 Certificates and Class A-IO Certificates
Floating Rate Certificates:	Class AV, Class M-1, Class M-2, Class M-3 and Class B Certificates
Optional Termination:

The entire transaction is eligible for call when the combined outstanding principal balance of the Home Equity Loans reaches 20% or less of the Cut-Off Date principal balance of such loans, provided the Class A-IO Certificates are not outstanding.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

SUMMARY OF TERMS (Continued)
Auction Sale:

If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the home equity loans and other assets of the trust.  The Trustee will sell the home equity loans and other assets of the trust if the amounts that will be received from the Auction Sale will be equal to the greater of (a) the sum of (i) the outstanding principal balance of the home equity loans (other than those referred to in clause (ii) below), including accrued interest thereon, and (ii) for REO property and home equity loans as to which foreclosure proceedings have been initiated or are otherwise 120 days or more delinquent, the fair market value of such REO property and home equity loans (disregarding accrued interest thereon) and (b) the sum of the outstanding Certificate principal balance, accrued and unpaid interest thereon, unreimbursed servicing advances, delinquency advances and compensating interest, and any delinquency advances the Servicer has failed to remit, other than carryover amounts.

Step-Up Coupon:

If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, the certificate rate on the Class AF-4 and Class AF-5 Certificates will increase by 0.50%.

Turbo Feature:

If the Optional Termination is not exercised on the date upon which it first could have been exercised, then on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the residual holders will be paid to the Offered Certificates as an additional principal distribution amount. The additional principal distribution amount for the related Offered Certificates will be applied in the same order of priority as distributions of the Principal Distribution Amount to the related classes of Certificates.

Home Equity Loans:

As of the Statistical Calculation Date, the aggregate principal balance of the Home Equity Loans was approximately $699,980,203, of which (i) approximately $266,794,587 consisted of a pool of fixed-rate Home Equity Loans (the “Group I Home Equity Loans”) and (ii) approximately $433,185,616 consisted of a pool of adjustable-rate home equity loans (the “Group II Home Equity Loans” and together with the Group I Home Equity Loans, the “Home Equity Loans”).

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

SUMMARY OF TERMS (Continued)
Delinquency Advances:

The Servicer will advance unpaid interest to the trust out of its own funds or out of collections on the home equity loans that are not required to be distributed on the related Distribution Date, as long as it deems the amount to be recoverable.  The Servicer is entitled to be reimbursed by the trust for any delinquency advances from the related home equity loan and, if the delinquency advance becomes a non-recoverable advance, from all the home equity loans in the trust prior to any distributions to holders of Certificates. In addition, the Servicer has rights to reimbursement from all home equity loans of both home equity loan groups to the extent funds are available after making other required distributions on the related Distribution Date.

Servicing Advances:

The Servicer will pay all out of pocket costs related to its servicing obligations, including, but not limited to: (a) expenses in connection with a foreclosed home equity loan prior to the liquidation of that loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the loans, as long as it deems the costs to be recoverable.  The Servicer is entitled to be reimbursed by the trust for any servicing advances from (a) the mortgagor of the related home equity loan to the extent permitted by the related loan, (b) proceeds realized upon the liquidation of the related home equity loan and (c) if a servicing advance becomes a non-recoverable advance, from all the home equity loans in the trust, in each case prior to any distributions to holders of Certificates.  In addition, the Servicer has rights to reimbursement from all home equity loans of both home equity loan groups to the extent funds are available after making other required distributions on the related Distribution Date.

Compensating Interest:

The Servicer will be required to remit any interest shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment up to the amount of the aggregate servicing fee rate for the related period and has rights to reimbursement from all home equity loans of both home equity loan groups to the extent funds are available after making other required distributions on the related Distribution Date.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CREDIT ENHANCEMENT
Credit Enhancement:

Credit enhancement for the structure is provided by excess interest, an overcollateralization amount that will be initially equal to approximately 0.00% and build to 2.60% of the original cut-off date principal balance starting in month six, subordination of the certificates having a lower payment priority, and cross collateralization.

Initial Certificate Credit Enhancement

(1)

The Senior Certificates are enhanced by excess interest, Subordinate Certificates and Overcollateralization.

(2)

The Class M-1 Certificates are enhanced by excess interest, approximately 10.00% in Subordinate Certificates having a lower payment priority and Overcollateralization.

(3)

The Class M-2 Certificates are enhanced by excess interest, approximately 4.75% in Subordinate Certificates having a lower payment priority and Overcollateralization.

(4)

The Class M-3 Certificates are enhanced by excess interest, approximately 1.50% in Subordinate Certificates having a lower payment priority and Overcollateralization.

(5)

The Class B Certificates are enhanced by excess interest and the Overcollateralization Amount.

Credit Enhancement Percentages:	Target Percentages		Stepdown Percentages
	Class	Percent	Class	Percent
	Senior	19.60%	Senior	39.20%
	Class M-1	12.60%	Class M-1	25.20%
	Class M-2	7.35%	Class M-2	14.70%
	Class M-3	4.10%	Class M-3	8.20%
	Class B	2.60%	Class B	5.20%

Senior Enhancement Percentage:

On any Distribution Date, the Senior Enhancement Percentage will equal (i) the sum of (a) the principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount, in each case, after taking into account the distribution of the Principal Distribution Amount on that Distribution Date, divided by (ii) the outstanding collateral balance as of the last day of the related Remittance Period.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CERTIFICATE RATES
Certificate Rate:

Each of the Class AF-1 through AF-6 Certificates will bear interest at a fixed rate, equal to the lesser of (i) its applicable fixed rate of interest and (ii) the Group I Net WAC Cap.  The Class AV Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin (the “Formula Rate”) and (ii) the Group II Net WAC Cap. Each class of Subordinate Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) the applicable Formula Rate and (ii) the Subordinate Net WAC Cap.

Group I Net WAC Cap:

On each Distribution Date, the Group I Certificates (other than the Group I A-IO component) will be subject to the Group I Net WAC Cap, which will be equal to the weighted average loan rate of the Group I Home Equity Loans less (i) the servicing fee rate, (ii) the trustee fee rate and (iii) the product of (a) 5.00% and (b) a fraction, the numerator of which is the Group I A-IO component notional amount for that period and the denominator of which is the Group I Home Equity Loan principal balance as of the beginning of that period.

Group II Net WAC Cap:

On each Distribution Date, the Group II Certificates (other than the Group II A-IO component) will be subject to the Group II Net WAC Cap, which will be equal to the weighted average loan rate of the Group II Home Equity Loans less (i) the servicing fee rate, (ii) the trustee fee rate and (iii) the product of (a) 4.25% and (b) a fraction, the numerator of which is the Group II A-IO component notional amount for that period and the denominator of which is the Group II Home Equity Loan principal balance as of the beginning of that period (adjusted for an actual/360 day count convention).

Subordinate Net WAC Cap:

With respect to any Distribution Date, the Subordinate Net WAC Cap is a per annum rate equal to the weighted average of the Group I Net WAC Cap and the Group II Net WAC Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date and adjusted to reflect an actual/360 day count convention.

The “Group Subordinate Amount” for each group and any Distribution Date is the excess, if any, of the aggregate collateral balance for such group for the immediately preceding Distribution Date over the aggregate certificate principal balance of the Senior Certificates (other than the Class A-IO Certificates) related to such group, immediately prior to such Distribution Date.

Group I Net WAC Cap Carryover:

On any Distribution Date for the Group I Certificates (other than the Group I A-IO component), the sum of (a) the excess, if any, of the related class monthly interest amount, calculated at the applicable certificate rate without regard to the Group I Net WAC Cap, over the class monthly interest amount for the applicable Distribution Date, (b) any Group I Net WAC Cap Carryover remaining unpaid from prior Distribution Dates and (c) one month’s interest on the amount in clause (b) calculated at the applicable certificate rate without regard to the Group I Net WAC Cap.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CERTIFICATE RATES (Continued)
Group II Net WAC Cap Carryover:

On any Distribution Date for the Group II Certificates (other than the Group II A-IO component), the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related class monthly interest amount for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month’s interest on the amount in clause (b) calculated at the related Formula Rate.

Subordinate Net WAC Cap Carryover:

On any Distribution Date for the Subordinate Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the related class monthly interest amount for the related class and Distribution Date, (b) any Subordinate Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month’s interest on the amount in clause (b) calculated at the related Formula Rate.

Class Principal Carryover Shortfall:

As to any class of Subordinate Certificates and on any Distribution Date, the excess, if any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class Principal Carryover Shortfall to such class of Subordinate Certificates on prior Distribution Dates.

Class Interest Carryover Shortfall:

As to any class of Certificates and any Distribution Date, an amount equal to the sum of (i) the excess of the related class monthly interest amount for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (ii) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DEFINITIONS
Subordination Increase Amount:

With respect to the first five Distribution Dates, zero, and as to each subsequent Distribution Date, the lesser of (i) the excess of the target overcollateralization amount over the actual overcollateralization amount and (ii) excess interest that can be applied to repay the outstanding certificate principal balance.

OC Floor:	0.50% of the Cut-Off Date collateral balance
Stepdown Date:

The earlier to occur of (i) the Distribution Date on which the certificate principal balances of the Class A Certificates have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in July 2006 and (b) the first Distribution Date on which the Senior Enhancement Percentage, after giving effect to the distribution of the Principal Distribution Amount on that Distribution Date, is at least equal to approximately 39.20%.

OC Spread Holiday:

The overcollateralization amount will equal approximately zero at closing through and including the fifth Distribution Date.  During the five-month OC Spread Holiday, excess interest will be subordinated to cover any OC Holiday Realized Loss Amount, but otherwise will not be applied to repay the outstanding Certificate principal balance and will instead flow to the holder of the residual interest.

Class AF-6 Principal Distribution Amount:

On any Distribution Date, the Class AF-6 Principal Distribution Amount is equal to the Class AF-6 Lockout Percentage multiplied by the Class AF-6 pro-rata allocation of the Group I Principal Distribution Amount.

The Class AF-6 Lockout Percentage is equal to the following:

Distribution Dates	Class AF-6 Lockout Percentage
1–36	0%
37–60	45%
61–72	80%
73–84	100%
85 and thereafter	300%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DEFINITIONS (Continued)
Principal Distribution Amount:

On any Distribution Date, the lesser of (i) aggregate outstanding certificate principal balance (other than the Class A-IO Certificates) and (ii) aggregate principal collections on the loans minus any excess OC amount plus (a) the Subordination Increase Amount and (b) with respect to the first five Distribution Dates to the extent of available excess interest, an amount equal to the amount of any realized losses that would otherwise be allocated to the Subordinate Certificates on such Distribution Date, the amount in clause (b) being called the OC Holiday Realized Loss Amount.

Senior Principal Distribution Amount:

Prior to the Stepdown Date or while a Trigger Event is in effect, the Senior Principal Distribution Amount will equal 100% of the Principal Distribution Amount.

On or after the Stepdown Date assuming the Trigger Event is not in effect, the Senior Principal Distribution Amount will equal the lesser of (i) the Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Senior Certificates (other than the Class A-IO Certificates) over the lesser of (a) approximately 60.80% times the outstanding collateral balance and (b) the outstanding collateral balance minus the OC Floor amount.

The remaining principal amount, if any, will be allocated to the Subordinate Certificates to maintain their respective Stepdown Percentages.

Group I Principal Distribution Amount:

On any Distribution Date, the Group I Certificates (other than the Group I A-IO component) will receive the greatest of (i) the Fixed Allocation Percentage times the Senior Principal Distribution Amount; (ii) the Group I Parity Amount; and (iii) the difference between (a) the Senior Principal Distribution Amount and (b) the principal balance of the Class AV Certificates immediately prior to the applicable Distribution Date, such amount being the Group I Principal Distribution Amount.

The Fixed Allocation Percentage is a fraction equal to (i) the excess of (a) the fixed rate collateral balance at the beginning of the related Due Period over (b) the fixed rate collateral balance at the end of the related Due Period over (ii) the difference between (a) the aggregate collateral balance at the beginning of the related Due Period and (b) the aggregate collateral balance at the end of the related Due Period

The Group I Parity Amount equals the greater of (i) zero, and (ii) the difference between (a) the principal balance of the Group I Certificates (other than the Group I A-IO component) immediately prior to the applicable Distribution Date and (b) the fixed rate collateral balance at the end of the related Due Period.

Group II Principal Distribution Amount:	On any Distribution Date, the excess of (i) the Senior Principal Distribution Amount over (ii) the Group I Principal Distribution Amount.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DEFINITIONS (Continued)
Class M-1 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Certificates after distribution of the Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding balance of the Class M-1 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 74.80% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior or Class M-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior and Class M-1 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior and Class M-1 Certificates after distribution of the Senior and Class M-1 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class M-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 85.30% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Class M-3 Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior, Class M-1 or Class M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior, Class M-1 and Class M-2 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1 and Class M-2 Certificates after distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class M-3 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 91.80% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DEFINITIONS (Continued)
Class B Principal Distribution Amount:

(i) Prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior, Class M-1, Class M-2 or Class M-3 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates and Class M-1, Class M-2 and Class M-3 Certificates have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1, Class M-2 and Class M-3 Certificates after distribution of the Senior, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding balance of the Class B Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 94.80% of the outstanding collateral balance on the last day of the related Due Period and (b) the outstanding collateral balance on the last day of the related Due Period minus the OC Floor.

Trigger Event:

Occurs if  (a) the three-month rolling average of all loans that are 60+ days delinquent exceeds 40% of the Senior Enhancement Percentage. 60+ delinquent loans includes the sum of all loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent; or

(b) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of such preceding collection period divided by the Cut-Off Date collateral balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Dates	Cumulative Realized Loss Percentage
July 2006 – June 2007	3.50% for first month, plus an additional 1/12th of 2.00% for each month thereafter.
July 2007 – June 2008	5.50% for first month, plus an additional 1/12th of 1.50% for each month thereafter.
July 2008 – June 2009	7.00% for first month, plus an additional 1/12th of 0.75% for each month thereafter.
July 2009 – June 2010	7.75% for first month, plus an additional 1/12th of 0.25% for each month thereafter.
July 2010 and after	8.00%

If a trigger event occurs the required overcollateralization amount will not be allowed to stepdown and will be equal to the previous period’s required overcollateralization amount.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DISTRIBUTIONS
Distributions:

A.  Funds received with respect to Home Equity Loan Group I will be applied as follows:

1.

To the Trustee, the Trustee fee for the related Group and Distribution Date;

2.

To the Group I Certificates, pro rata, to pay accrued interest and any Class Interest Carryover Shortfalls for such Distribution Date;

3.

The remaining amounts pursuant to clause C below.

B.  Funds received with respect to Home Equity Loan Group II will be applied as follows:

1.

To the Trustee, the Trustee fee for the related Group and Distribution Date;

2.

To the Group II Certificates, pro rata, to pay accrued interest and any Class Interest Carryover Shortfalls for such Distribution Date;

3.

The remaining amounts pursuant to clause C below.

C.  The remaining amounts not applied pursuant to A or B above will be applied as follows:

1.

Concurrently, to the Senior Certificates in each certificate group, pro rata, accrued interest to the extent not paid pursuant to clauses A or B above on the applicable Distribution Date.

2.

Sequentially, to the Class M-1, Class M-2, Class M-3 and Class B Certificates, in that order accrued interest for the applicable Distribution Date.

3.

To the Senior Certificates (other than the Class A-IO Certificates), the Senior Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, concurrently as follows:

i.  To the Group I Certificates, the Group I Principal Distribution Amount in the following order of priority:

(a)

to the Class AF-6 Certificates, an amount equal to the Class AF-6 Principal Distribution Amount; and

(b)

sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order until the respective class principal balances of such Certificates have been reduced to zero.

ii.  To the Class AV Certificates, the Group II Principal Distribution Amount until the principal balance of such Certificates has been reduced to zero.

4.

To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount.

5.

To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount.

6.

To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DISTRIBUTIONS (Continued)

7.

To the Class B Certificates, the Class B Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount.

8.

To the Offered Certificates (other than the Class A-IO Certificates), the Subordination Increase Amount or OC Holiday Realized Loss Amount as principal for the applicable Distribution Date, allocated in the manner and order of priority set forth in priorities  3 through 7 in clause C above.

9.

To the Class M-1 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

10.

To the Class M-2 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

11.

To the Class M-3 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

12.

To the Class B Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

13.

To the Supplemental Interest Reserve Fund for subsequent distribution in accordance with priorities 14 and 15, following the distribution of proceeds from the Group II Yield Maintenance Agreement.

14.

Concurrently, (i) to the Group I Certificates (other than the Group I A-IO Component), pro rata, a payment to the extent of any unpaid Group I Net WAC Cap Carryover from the Supplemental Interest Reserve Fund with respect to Group I and (ii) to the Class AV Certificates, a payment to the extent of any unpaid Group II Net WAC Cap Carryover from the Supplemental Interest Reserve Fund with respect to Group II, and in the case of clause (ii), to the extent not paid from proceeds from the Group II Yield Maintenance Agreement.

15.

Sequentially to the Class M-1, Class M-2, Class M-3 and Class B Certificates, in that order, the related Subordinate Net WAC Cap Carryover from the Supplemental Interest Reserve Fund to the extent not paid from proceeds from the Group II Yield Maintenance Agreement.

16.

To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid pursuant to clauses A.1 and B.1 above.

17.

To the Servicer, to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed compensating interest.

18.

Any remaining amounts to the holder of the residual interest.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

YIELD MAINTENANCE AGREEMENT

Group II Yield Maintenance Agreement:

On the Closing Date, the Trustee will enter into a Group II Yield Maintenance Agreement with [Bank of America NA] (the “Counterparty”) for the benefit of the Class AV and Subordinate Certificates. The notional balance of the Group II Yield Maintenance Agreement and the strike rates are listed in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 8.25%.  On each Distribution Date, but not beyond the July 2006 Distribution Date, the proceeds of the Group II Yield Maintenance Agreement will be first applied towards any unpaid Group II Net WAC Cap Carryover, and any amounts remaining thereafter will be applied sequentially to any unpaid Subordinate Net WAC Cap Carryover for such certificates.

Group II Yield Maintenance Agreement Schedule
Period	Notional	Strike	Period	Notional	Strike
1	n/a	n/a	12	$318,200,000	6.77
2	$421,200,000	6.34	13	$309,400,000	7.04
3	$409,600,000	6.39	14	$300,800,000	6.85
4	$398,300,000	6.67	15	$292,500,000	6.89
5	$387,300,000	6.48	16	$284,400,000	7.17
6	$376,500,000	6.75	17	$276,500,000	6.99
7	$376,500,000	6.56	18	$268,900,000	7.25
8	$356,000,000	6.60	19	$261,400,000	7.05
9	$346,200,000	7.11	20	$254,200,000	7.08
10	$336,600,000	6.71	21	$247,100,000	8.19
11	$327,300,000	6.96	22	$240,300,000	7.78

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL - TOTAL HOME EQUITY LOANS
Summary	Total	Minimum	Maximum
Statistical Calculation Date Loan Balance	$699,980,203.15	$2,414.47	$718,900.89
Number of Home Equity Loans	7,585
Average Original Loan Balance	$92,384.82	$5,000.00	$720,000.00
Average Current Loan Balance	$92,284.80	$2,414.47	$718,900.89
(1) Weighted Average Combined Original LTV	78.65%	8.33%	100.00%
(1) Weighted Average Gross Coupon	8.434%	5.000%	14.290%
(1) (2) Weighted Average Gross Margin	8.409%	1.750%	13.850%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)	23	2	59
(1) Weighted Average Original Term to Maturity (months)	339	60	360
(1) Weighted Average Remaining Term to Maturity (months)	337	9	360
(1) (3) Weighted Average FICO Score	589	403	806

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only (3) 99.83% of the Home Equity Loans have FICO Scores.

		Percent of Statistical Calculation Date
	Range	Loan Balance
Product Type	Adjustable	61.89%
	Fixed	38.11%
Fully Amortizing Home Equity Loans		98.61%

Lien	First	96.50%
	Second	3.50%

Property Type	Single Family	86.58%
	PUD	7.7%
	Two-Four Family	1.13%
	Condominium	2.76%
	Manufactured Housing	0.70%
	Townhouse	1.13%

Occupancy Status	Primary	98.09%
	Investor	1.03%
	Second Home	0.88%

Geographic Distribution	Texas	14.11%
	California	13.37%
	Florida	5.63%
	Ohio	4.83%
	Pennsylvania	4.45%
Number of States (including DC)		47
Largest Zip Code Concentration	92563	0.29%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP I HOME EQUITY LOANS
Summary	Total	Minimum	Maximum
Statistical Calculation Date Loan Balance	$ 266,794,587.25	$ 2,414.47	$ 718,900.89
Number of Home Equity Loans	3791
Average Original Loan Balance	$ 70,486.88	$ 5,000.00	$ 720,000.00
Average Current Loan Balance	$ 70,375.78	$ 2,414.47	$ 718,900.89
(1) Weighted Average Combined Original LTV	75.51%	8.33%	100.00%
(1) Weighted Average Gross Coupon	8.636%	5.000%	14.290%
(1) Weighted Average Original Term to Maturity (months)	306	60	360
(1) Weighted Average Remaining Term to Maturity (months)	303	9	360
(1) (2) Weighted Average FICO Score	608	403	806
(1) Weighted Average reflected in Total.
(2) 99.71% of the Home Equity Loans have FICO Scores.

		Percent of Statistical Calculation Date
	Range	Loan Balance
Product Type	Adjustable	0.00%
	Fixed	100.00%
Fully Amortizing Home Equity Loans		96.37%

Lien	First	90.81%
	Second	9.19%

Property Type	Single Family	87.42%
	PUD	7.25%
	Two-Four Family	1.17%
	Condominium	2.25%
	Manufactured Housing	0.99%
	Townhouse	0.92%

Occupancy Status	Primary	97.85%
	Investor	1.22%
	Second Home	0.93%

Geographic Distribution	Texas	23.79%
	California	11.35%
	Florida	6.22%
	Pennsylvania	4.93%
	New York	4.15%
Number of States (including DC)		46
Largest Zip Code Concentration	39466	0.41%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP I HOME EQUITY LOANS

Geographic Distribution

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Texas	1,006	$63,475,655.25	23.79%
California	231	30,288,897.59	11.35
Florida	226	16,595,091.57	6.22
Pennsylvania	204	13,164,770.65	4.93
New York	151	11,083,515.18	4.15
Tennessee	164	11,031,951.85	4.13
New Jersey	110	10,441,418.30	3.91
Ohio	119	8,838,920.93	3.31
Virginia	120	7,393,821.34	2.77
Louisiana	135	7,089,569.83	2.66
Washington	74	6,668,764.33	2.50
North Carolina	95	6,598,026.70	2.47
Mississippi	98	5,742,673.01	2.15
Michigan	82	5,042,016.07	1.89
Indiana	79	5,035,702.13	1.89
Missouri	69	4,171,293.05	1.56
Massachusetts	56	3,666,182.34	1.37
Oklahoma	60	3,519,669.43	1.32
Arizona	59	3,484,290.51	1.31
Colorado	42	3,478,240.65	1.30
Kentucky	45	3,214,530.72	1.20
Maryland	46	3,207,889.70	1.20
Connecticut	42	3,153,478.08	1.18
Georgia	32	2,924,945.62	1.10
Arkansas	47	2,419,917.03	0.91
South Carolina	41	2,402,744.02	0.90
Wisconsin	36	2,238,343.77	0.84
Illinois	32	2,234,038.65	0.84
Kansas	45	2,175,507.70	0.82
New Hampshire	23	2,089,847.88	0.78
Maine	25	1,800,539.96	0.67
New Mexico	30	1,618,792.62	0.61
Iowa	28	1,562,387.74	0.59
Oregon	19	1,390,357.07	0.52
Idaho	15	1,297,974.05	0.49
West Virginia	16	1,031,365.48	0.39
Nebraska	19	974,058.41	0.37
Rhode Island	15	814,762.26	0.31
Minnesota	11	777,866.00	0.29
Nevada	14	611,876.04	0.23
Delaware	5	521,324.70	0.20
Vermont	5	395,062.21	0.15
Utah	7	358,704.06	0.13
Montana	5	324,570.24	0.12
Wyoming	4	266,732.73	0.10
North Dakota	4	176,499.80	0.07
Total:	3,791	$266,794,587.25	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP I HOME EQUITY LOANS

Original Combined Loan-to-Value Ratio

Original Combined LTV	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
8.33 - 10.00	2	$51,044.85	0.02%
10.01 - 15.00	8	247,923.40	0.09
15.01 - 20.00	13	416,162.87	0.16
20.01 - 25.00	27	1,093,307.40	0.41
25.01 - 30.00	37	1,258,670.63	0.47
30.01 - 35.00	38	1,942,850.70	0.73
35.01 - 40.00	66	2,728,699.30	1.02
40.01 - 45.00	73	3,025,284.00	1.13
45.01 - 50.00	130	7,090,974.07	2.66
50.01 - 55.00	115	7,137,944.73	2.68
55.01 - 60.00	181	11,015,966.58	4.13
60.01 - 65.00	239	17,522,083.97	6.57
65.01 - 70.00	358	23,834,705.22	8.93
70.01 - 75.00	374	25,976,900.97	9.74
75.01 - 80.00	837	67,901,520.21	25.45
80.01 - 85.00	443	32,474,062.64	12.17
85.01 - 90.00	549	47,666,141.24	17.87
90.01 - 95.00	103	9,945,957.60	3.73
95.01 - 100.00	198	5,464,386.87	2.05
Total:	3,791	$266,794,587.25	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP I HOME EQUITY LOANS

Range of Coupon Rates

Coupon Rates	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
5.000 – 5.000	1	$231,232.93	0.09%
5.001 – 5.500	2	591,770.92	0.22
5.501 – 6.000	24	3,963,119.47	1.49
6.001 – 6.500	156	19,860,641.43	7.44
6.501 – 7.000	305	33,456,531.53	12.54
7.001 – 7.500	290	27,846,708.76	10.44
7.501 – 8.000	427	39,220,474.08	14.70
8.001 – 8.500	282	20,911,532.61	7.84
8.501 – 9.000	410	29,753,572.27	11.15
9.001 – 9.500	250	14,956,924.51	5.61
9.501 – 10.000	376	20,947,401.62	7.85
10.001 – 10.500	220	10,208,096.25	3.83
10.501 – 11.000	343	15,314,691.38	5.74
11.001 – 11.500	171	7,508,334.40	2.81
11.501 – 12.000	277	11,697,050.95	4.38
12.001 – 12.500	163	7,489,244.55	2.81
12.501 – 13.000	63	2,052,654.69	0.77
13.001 – 13.500	17	403,109.74	0.15
13.501 – 14.000	12	296,807.72	0.11
14.001 – 14.290	2	84,687.44	0.03
Total:	3,791	$266,794,587.25	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP I HOME EQUITY LOANS

Statistical Calculation Date Loan Balance

Principal Balance	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2,414 – 5,000	3	$12,377.32	0.00%
5,001 – 10,000	31	253,798.05	0.10
10,001 – 15,000	69	904,807.42	0.34
15,001 – 20,000	122	2,183,175.63	0.82
20,001 – 25,000	222	5,329,911.12	2.00
25,001 – 30,000	282	7,932,574.01	2.97
30,001 – 35,000	274	9,102,683.94	3.41
35,001 – 40,000	286	10,818,655.45	4.06
40,001 – 45,000	238	10,214,655.54	3.83
45,001 – 50,000	251	12,046,431.55	4.52
50,001 – 55,000	185	9,736,262.38	3.65
55,001 – 60,000	191	11,042,961.13	4.14
60,001 – 65,000	172	10,764,761.72	4.03
65,001 – 70,000	143	9,682,765.75	3.63
70,001 – 75,000	127	9,253,940.66	3.47
75,001 – 80,000	135	10,519,941.43	3.94
80,001 – 85,000	98	8,086,869.11	3.03
85,001 – 90,000	78	6,872,757.14	2.58
90,001 – 95,000	81	7,483,341.35	2.80
95,001 – 100,000	96	9,373,678.38	3.51
100,001 – 105,000	60	6,153,671.94	2.31
105,001 – 110,000	54	5,798,619.01	2.17
110,001 – 115,000	51	5,742,910.96	2.15
115,001 – 120,000	61	7,191,403.81	2.70
120,001 – 125,000	39	4,795,680.69	1.80
125,001 – 130,000	55	7,020,258.01	2.63
130,001 – 135,000	27	3,591,424.46	1.35
135,001 – 140,000	16	2,208,302.46	0.83
140,001 – 145,000	19	2,717,895.80	1.02
145,001 – 150,000	21	3,117,446.41	1.17
150,001 – 200,000	166	28,979,450.45	10.86
200,001 – 250,000	73	16,257,036.02	6.09
250,001 – 300,000	32	8,707,443.98	3.26
300,001 – 350,000	17	5,595,542.66	2.10
350,001 – 400,000	7	2,695,309.30	1.01
400,001 – 450,000	3	1,256,700.04	0.47
450,001 – 500,000	2	950,178.20	0.36
500,001 – 550,000	2	1,065,063.08	0.40
600,001 – 650,000	1	615,000.00	0.23
700,001 – 718,901	1	718,900.89	0.27
Total:	3,791	$266,794,587.25	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP I HOME EQUITY LOANS

Property Type

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	3,376	$233,229,545.72	87.42%
PUD	230	19,352,885.17	7.25
Condominium	67	6,009,650.75	2.25
Two-Four Family	32	3,118,648.58	1.17
Manufactured Housing	45	2,628,307.56	0.99
Townhouse	41	2,455,549.47	0.92
Total:	3,791	$266,794,587.25	100.00%

Product Type

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Fixed Rate	3,671	$257,099,020.53	96.37%
Fixed Rate Balloon	120	9,695,566.72	3.63
Total:	3,791	$266,794,587.25	100.00%

Original Term to Maturity

Original Term to Maturity	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
60 – 60	5	$193,365.62	0.07%
61 – 120	229	9,125,317.41	3.42
121 – 180	812	46,519,210.21	17.44
181 – 240	639	29,779,391.45	11.16
241 – 300	35	2,933,757.02	1.10
301 – 360	2,071	178,243,545.54	66.81
Total:	3,791	$266,794,587.25	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP I HOME EQUITY LOANS

Remaining Term to Maturity

Remaining Term to Maturity	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
9 – 60	5	$193,365.62	0.07%
61 – 120	238	9,404,258.74	3.52
121 – 180	811	46,536,917.72	17.44
181 – 240	631	29,482,742.61	11.05
241 – 300	35	2,933,757.02	1.10
301 – 360	2,071	178,243,545.54	66.81
Total:	3,791	$266,794,587.25	100.00%

Seasoning

Seasoning	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
= 0	1	$57,600.00	0.02%
1 – 12	3,782	266,521,239.06	99.90
13 – 24	3	75,974.72	0.03
49 – 60	1	2,414.47	0.00
73 – 83	4	137,359.00	0.05
Total:	3,791	$266,794,587.25	100.00%

Occupancy Status

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary	3,680	$261,065,685.01	97.85%
Investor	72	3,255,675.07	1.22
Second Home	39	2,473,227.17	0.93
Total:	3,791	$266,794,587.25	100.00%

Lien Position

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
First Lien	3,022	$242,286,016.66	90.81%
Second Lien	769	24,508,570.59	9.19
Total:	3,791	$266,794,587.25	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP I HOME EQUITY LOANS

Documentation

Documentation	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	3,349	$225,805,290.13	84.64%
Limited Documentation	257	20,898,566.39	7.83
Stated Documentation	185	20,090,730.73	7.53
Total:	3,791	$266,794,587.25	100.00%

Loan Purpose

Loan Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	2,789	$182,053,888.99	68.24%
Rate/Term Refinance	731	66,419,712.68	24.90
Purchase	271	18,320,985.58	6.87
Total:	3,791	$266,794,587.25	100.00%

Prepayment Penalty

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	1,897	$154,284,190.95	57.83%
No Prepayment Penalty	1,894	112,510,396.30	42.17
Total:	3,791	$266,794,587.25	100.00%

Credit Grade

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	432	$36,852,886.14	13.81%
A1	1,542	124,691,643.64	46.74
A2	967	60,532,959.22	22.69
B	417	21,343,012.13	8.00
C1	251	11,475,743.19	4.30
C2	98	5,129,399.57	1.92
D	84	6,768,943.36	2.54
Total:	3,791	$266,794,587.25	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP I HOME EQUITY LOANS

Credit Score

Credit Score	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available	17	$782,796.91	0.29%
401 – 425	1	32,900.00	0.01
426 – 450	12	667,534.87	0.25
451 – 475	50	2,894,650.09	1.08
476 – 500	118	6,100,641.74	2.29
501 – 525	302	17,114,303.54	6.41
526 – 550	440	26,246,764.38	9.84
551 – 575	451	29,356,049.95	11.00
576 – 600	522	36,395,877.88	13.64
601 – 625	581	40,822,080.47	15.30
626 – 650	516	39,781,515.23	14.91
651 – 675	397	33,606,782.18	12.60
676 – 700	183	15,762,870.12	5.91
701 – 725	93	9,130,726.05	3.42
726 – 750	58	4,080,965.44	1.53
751 – 775	25	1,857,132.13	0.70
776 – 800	23	1,995,202.44	0.75
801 – 825	2	165,793.83	0.06
Total:	3,791	$266,794,587.25	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP I HOME EQUITY LOANS

Second Mortgage Ratio

Second Mortgage Ratio	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
= 0.00	3,022	$242,286,016.66	90.81%
0.01 – 5.00	2	22,140.65	0.01
5.01 – 10.00	119	2,031,339.78	0.76
10.01 – 15.00	110	2,671,764.09	1.00
15.01 – 20.00	232	7,111,506.01	2.67
20.01 – 25.00	102	3,461,440.80	1.30
25.01 – 30.00	75	2,995,332.77	1.12
30.01 – 35.00	44	2,107,732.39	0.79
35.01 – 40.00	33	1,435,086.10	0.54
40.01 – 45.00	15	703,238.45	0.26
45.01 – 50.00	12	516,062.14	0.19
50.01 – 55.00	4	350,846.64	0.13
55.01 – 60.00	8	491,112.38	0.18
60.01 – 65.00	6	326,749.10	0.12
65.01 – 70.00	1	46,900.00	0.02
70.01 – 75.00	1	74,000.00	0.03
75.01 – 80.00	2	70,063.12	0.03
80.01 – 85.00	2	65,517.60	0.02
95.01 – 97.49	1	27,738.57	0.01
Total:	3,791	$266,794,587.25	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP II HOME EQUITY LOANS

Summary	Total	Minimum	Maximum
Statistical Calculation Date Loan Balance	$433,185,615.90	$21,428.12	$673,699.81
Number of Home Equity Loans	3794
Average Original Loan Balance	$114,265.45	$21,450.00	$675,000.00
Average Current Loan Balance	$114,176.49	$21,428.12	$673,699.81
(1) Weighted Average Combined Original LTV	80.58%	9.00%	100.00%
(1) Weighted Average Gross Coupon	8.310%	5.250%	13.650%
(1) (2) Weighted Average Gross Margin	8.409%	1.750%	13.850%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)	23	2	59
(1) Weighted Average Original Term to Maturity (months)	359	180	360
(1) Weighted Average Remaining Term to Maturity (months)	357	176	359
(1) (3) Weighted Average FICO Score	577	425	800

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only (3) 99.91% of the Home Equity Loans have FICO Scores.
		Percent of Statistical Calculation Date
	Range	Loan Balance
Product Type	Adjustable	100.00%
	Fixed	0.00%
Fully Amortizing Home Equity Loans		100.00%

Lien	First	100.00%
	Second	0.00%

Property Type	Single Family	86.06%
	PUD	7.97%
	Two-Four Family	1.11%
	Condominium	3.07%
	Manufactured Housing	0.53%
	Townhouse	1.26%

Occupancy Status	Primary	98.24%
	Investor	0.92%
	Second Home	0.84%

Geographic Distribution	California	14.61%
	Texas	8.15%
	Ohio	5.76%
	Michigan	5.61%
	Florida	5.26%
Number of States (including DC)		47
Largest Zip Code Concentration	92563	0.31%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP II HOME EQUITY LOANS

Geographical Distribution

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
California	333	$63,285,660.92	14.61%
Texas	372	35,287,030.50	8.15
Ohio	250	24,971,235.36	5.76
Michigan	243	24,298,634.63	5.61
Florida	191	22,784,195.58	5.26
Pennsylvania	208	17,974,871.66	4.15
North Carolina	163	17,331,186.25	4.00
Colorado	95	16,213,549.93	3.74
Arizona	127	15,039,717.89	3.47
New York	103	15,017,447.41	3.47
Missouri	182	14,206,348.27	3.28
Massachusetts	70	13,434,610.97	3.10
Indiana	163	13,197,434.59	3.05
Virginia	102	13,093,539.59	3.02
New Jersey	77	12,179,988.42	2.81
Tennessee	115	12,134,101.22	2.80
Wisconsin	97	9,940,723.15	2.29
Washington	71	9,757,885.25	2.25
Kentucky	81	7,679,482.47	1.77
Georgia	53	7,063,658.41	1.63
Louisiana	71	5,733,702.44	1.32
Mississippi	63	4,613,926.26	1.07
Minnesota	37	4,544,219.94	1.05
Maine	39	4,413,913.16	1.02
Illinois	60	4,296,245.80	0.99
Connecticut	26	4,127,792.34	0.95
Maryland	26	3,847,175.74	0.89
South Carolina	35	3,764,928.34	0.87
New Hampshire	24	3,628,422.40	0.84
Iowa	48	3,326,648.79	0.77
Kansas	31	3,057,609.91	0.71
Oregon	27	3,050,015.04	0.70
Oklahoma	38	3,015,407.33	0.70
Utah	19	2,919,079.68	0.67
Nevada	22	2,655,231.71	0.61
Arkansas	32	2,418,539.11	0.56
Rhode Island	12	1,482,433.26	0.34
New Mexico	15	1,335,061.42	0.31
West Virginia	17	1,138,722.60	0.26
Vermont	9	1,092,718.75	0.25
Delaware	8	992,590.27	0.23
Idaho	13	932,016.55	0.22
Nebraska	9	774,286.10	0.18
Wyoming	8	517,825.78	0.12
Montana	5	454,410.38	0.10
South Dakota	3	113,492.21	0.03
North Dakota	1	47,898.12	0.01
Total:	3,794	$433,185,615.90	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP II HOME EQUITY LOANS

Original Loan-to-Value Ratio

Original LTV	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
9.00 - 10.00	1	$98,933.57	0.02%
10.01 – 15.00	1	24,988.34	0.01
15.01 – 20.00	3	142,866.38	0.03
20.01 – 25.00	13	647,015.74	0.15
25.01 – 30.00	14	660,062.78	0.15
30.01 – 35.00	18	1,196,134.57	0.28
35.01 – 40.00	17	1,557,860.29	0.36
40.01 – 45.00	40	2,651,817.31	0.61
45.01 – 50.00	57	3,799,808.66	0.88
50.01 – 55.00	68	5,321,955.56	1.23
55.01 – 60.00	91	8,857,766.06	2.04
60.01 – 65.00	149	13,643,115.28	3.15
65.01 – 70.00	280	27,825,470.88	6.42
70.01 – 75.00	362	40,218,975.13	9.28
75.01 – 80.00	784	86,762,457.59	20.03
80.01 – 85.00	626	76,473,722.24	17.65
85.01 – 90.00	1,015	128,547,916.23	29.68
90.01 – 95.00	221	30,446,822.48	7.03
95.01 – 100.00	34	4,307,926.81	0.99
Total:	3,794	$433,185,615.90	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP II HOME EQUITY LOANS

Range of Coupon Rates

Coupon Rates	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
5.250 – 5.500	16	$2,914,846.57	0.67%
5.501 – 6.000	63	10,064,731.81	2.32
6.001 – 6.500	158	22,882,964.87	5.28
6.501 – 7.000	371	52,357,446.30	12.09
7.001 – 7.500	385	49,899,886.07	11.52
7.501 – 8.000	538	67,494,948.28	15.58
8.001 – 8.500	417	50,748,400.81	11.72
8.501 – 9.000	520	59,139,271.40	13.65
9.001 – 9.500	348	34,636,948.44	8.00
9.501 – 10.000	466	41,803,272.88	9.65
10.001 – 10.500	203	16,752,359.95	3.87
10.501 – 11.000	227	17,440,099.11	4.03
11.001 – 11.500	59	5,223,554.33	1.21
11.501 – 12.000	19	1,573,463.37	0.36
12.001 – 12.500	2	151,366.82	0.03
13.001 – 13.500	1	54,929.89	0.01
13.501 – 13.650	1	47,125.00	0.01
Total:	3,794	$433,185,615.90	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP II HOME EQUITY LOANS

Range of Gross Margins

Gross Margin	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
1.750 – 2.000	1	$189,884.90	0.04%
2.001 – 2.500	13	1,952,241.67	0.45
2.501 – 3.000	1	86,948.27	0.02
3.001 – 3.500	1	298,011.85	0.07
4.001 – 4.500	1	108,900.00	0.03
4.501 – 5.000	5	1,073,967.03	0.25
5.001 – 5.500	7	1,219,756.70	0.28
5.501 – 6.000	34	5,539,971.81	1.28
6.001 – 6.500	112	16,375,084.51	3.78
6.501 – 7.000	256	36,727,883.76	8.48
7.001 – 7.500	401	54,209,967.26	12.51
7.501 – 8.000	451	56,274,531.75	12.99
8.001 – 8.500	500	61,285,378.07	14.15
8.501 – 9.000	472	55,835,786.33	12.89
9.001 – 9.500	414	43,575,394.47	10.06
9.501 – 10.000	371	36,532,831.27	8.43
10.001 – 10.500	335	29,712,129.97	6.86
10.501 – 11.000	242	16,784,227.88	3.87
11.001 – 11.500	139	11,259,547.19	2.60
11.501 – 12.000	34	3,740,627.36	0.86
12.001 – 12.500	2	300,488.96	0.07
12.501 – 13.000	1	54,929.89	0.01
13.501 – 13.850	1	47,125.00	0.01
Total:	3,794	$433,185,615.90	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP II HOME EQUITY LOANS

Range of Maximum Interest Rates

Maximum Rate	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
11.600 - 12.000	1	$289,488.71	0.07%
12.001 - 12.500	21	3,694,102.21	0.85
12.501 - 13.000	69	11,150,932.65	2.57
13.001 - 13.500	169	23,767,409.08	5.49
13.501 - 14.000	386	53,535,700.73	12.36
14.001 - 14.500	399	51,589,790.90	11.91
14.501 - 15.000	535	66,918,292.73	15.45
15.001 - 15.500	412	49,779,276.73	11.49
15.501 - 16.000	515	58,743,372.57	13.56
16.001 - 16.500	328	32,523,541.20	7.51
16.501 - 17.000	452	40,325,237.74	9.31
17.001 - 17.500	201	16,723,808.94	3.86
17.501 - 18.000	226	17,212,993.63	3.97
18.001 - 18.500	57	5,104,783.00	1.18
18.501 - 19.000	19	1,573,463.37	0.36
19.001 - 19.500	2	151,366.82	0.03
20.001 - 20.500	1	54,929.89	0.01
20.501 – 20.650	1	47,125.00	0.01
Total:	3,794	$433,185,615.90	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP II HOME EQUITY LOANS

Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
July 2003	12	$844,356.40	0.19%
August 2003	87	10,033,711.27	2.32
September 2003	63	7,319,225.41	1.69
October 2003	57	6,609,139.42	1.53
November 2003	7	544,541.70	0.13
March 2004	1	28,825.80	0.01
April 2004	1	94,462.33	0.02
July 2004	2	91,259.51	0.02
August 2004	1	193,769.96	0.04
September 2004	1	134,349.98	0.03
October 2004	2	273,841.28	0.06
November 2004	4	315,115.27	0.07
December 2004	7	701,709.67	0.16
January 2005	117	10,879,037.25	2.51
February 2005	776	87,216,460.49	20.13
March 2005	760	85,925,868.35	19.84
April 2005	837	98,962,504.61	22.85
May 2005	250	29,237,591.93	6.75
August 2005	1	67,784.38	0.02
October 2005	2	396,445.29	0.09
November 2005	9	1,602,508.53	0.37
December 2005	1	48,812.54	0.01
January 2006	27	4,052,055.69	0.94
February 2006	251	27,391,219.68	6.32
March 2006	208	23,319,849.41	5.38
April 2006	229	26,515,354.24	6.12
May 2006	67	8,243,688.94	1.9
February 2008	6	966,416.51	0.22
March 2008	5	876,954.22	0.2
April 2008	2	181,455.84	0.04
May 2008	1	117,300.00	0.03
Total:	3,794	$433,185,615.90	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP II HOME EQUITY LOANS

Statistical Calculation Date Loan Balance

Principal Balance	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
21,428 – 25,000	35	$865,366.00	0.20%
25,001 – 30,000	56	1,580,152.83	0.36
30,001 – 35,000	76	2,515,210.58	0.58
35,001 – 40,000	107	4,046,897.26	0.93
40,001 – 45,000	117	5,027,757.91	1.16
45,001 – 50,000	137	6,561,078.45	1.51
50,001 – 55,000	141	7,431,195.15	1.72
55,001 – 60,000	185	10,657,482.06	2.46
60,001 – 65,000	154	9,715,938.84	2.24
65,001 – 70,000	147	9,959,551.66	2.30
70,001 – 75,000	150	10,895,198.39	2.52
75,001 – 80,000	159	12,358,693.51	2.85
80,001 – 85,000	142	11,758,756.33	2.71
85,001 – 90,000	133	11,664,261.20	2.69
90,001 – 95,000	117	10,836,614.87	2.50
95,001 – 100,000	112	10,969,572.60	2.53
100,001 – 105,000	128	13,164,943.84	3.04
105,001 – 110,000	133	14,313,617.94	3.30
110,001 – 115,000	115	12,946,520.99	2.99
115,001 – 120,000	136	16,004,492.94	3.69
120,001 – 125,000	80	9,802,211.99	2.26
125,001 – 130,000	89	11,344,716.86	2.62
130,001 – 135,000	75	9,934,688.66	2.29
135,001 – 140,000	64	8,804,884.73	2.03
140,001 – 145,000	72	10,273,240.18	2.37
145,001 – 150,000	65	9,605,763.43	2.22
150,001 – 200,000	435	74,852,503.73	17.28
200,001 – 250,000	220	48,975,203.94	11.31
250,001 – 300,000	123	33,669,867.63	7.77
300,001 – 350,000	62	20,163,290.23	4.65
350,001 – 400,000	14	5,210,384.60	1.20
400,001 – 450,000	7	2,959,589.86	0.68
450,001 – 500,000	4	1,912,730.20	0.44
500,001 – 550,000	1	503,678.61	0.12
550,001 – 600,000	1	565,000.00	0.13
650,001 – 673,700	2	1,334,557.90	0.31
Total:	3,794	$433,185,615.90	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP II HOME EQUITY LOANS

Property Type

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	3,344	$372,791,078.83	86.06%
PUD	219	34,516,148.35	7.97
Condominium	110	13,297,414.09	3.07
Townhouse	52	5,472,386.51	1.26
Two-Four Family	36	4,807,743.08	1.11
Manufactured Housing	33	2,300,845.04	0.53
Total:	3,794	$433,185,615.90	100.00%

Product Type

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2/28 ARM	2,759	$314,054,796.43	72.50%
3/27 ARM	795	91,637,718.70	21.15
6 Mo LIBOR ARM	226	25,350,974.20	5.85
5/25 ARM	14	2,142,126.57	0.49
Total:	3,794	$433,185,615.90	100.00%

Original Term to Maturity

Original Term to Maturity	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
180 – 180	8	$643,806.54	0.15%
181 – 240	14	885,854.16	0.20
241 – 300	1	108,000.00	0.02
301 – 360	3,771	431,547,955.20	99.62
Total:	3,794	$433,185,615.90	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP II HOME EQUITY LOANS

Remaining Term to Maturity

Remaining Term to Maturity	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
176 – 180	8	$643,806.54	0.15%
181 – 240	14	885,854.16	0.20
241 – 300	1	108,000.00	0.02
301 – 359	3,771	431,547,955.20	99.62
Total:	3,794	$433,185,615.90	100.00%

Seasoning

Seasoning	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
1 – 12	3,792	$433,062,327.77	99.97%
13 – 14	2	123,288.13	0.03
Total:	3,794	$433,185,615.90	100.00%

Occupancy Status

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary	3,690	$425,555,637.40	98.24%
Investor	64	3,974,359.30	0.92
Second Home	40	3,655,619.20	0.84
Total:	3,794	$433,185,615.90	100.00%

Documentation

Documentation	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	3,250	$361,166,703.55	83.37%
Limited Documentation	368	46,657,215.60	10.77
Stated Documentation	176	25,361,696.75	5.85
Total:	3,794	$433,185,615.90	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP II HOME EQUITY LOANS

Loan Purpose

Loan Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	2,452	$261,723,799.83	60.42%
Rate/Term Refinance	1,022	127,056,597.38	29.33
Purchase	320	44,405,218.69	10.25
Total:	3,794	$433,185,615.90	100.00%

Prepayment Penalty

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	2,845	$327,334,309.06	75.56%
No Prepayment Penalty	949	105,851,306.84	24.44
Total:	3,794	$433,185,615.90	100.00%

Credit Grade

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	100	$13,035,122.44	3.01%
A1	1,132	151,817,151.27	35.05
A2	1,208	142,097,542.47	32.80
B	635	61,216,147.68	14.13
C1	491	43,752,975.59	10.10
C2	228	21,266,676.45	4.91
Total:	3,794	$433,185,615.90	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

DESCRIPTION OF THE COLLATERAL – GROUP II HOME EQUITY LOANS

Credit Score

Credit Score	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available	11	$401,436.52	0.09%
401 - 425	2	125,077.06	0.03
426 - 450	14	1,394,058.93	0.32
451 - 475	51	4,647,775.20	1.07
476 - 500	156	13,818,296.36	3.19
501 - 525	521	50,167,033.00	11.58
526 - 550	782	87,397,095.39	20.18
551 – 575	605	68,164,274.86	15.74
576 – 600	523	61,344,008.12	14.16
601 – 625	500	63,241,413.76	14.60
626 - 650	325	42,296,771.41	9.76
651 - 675	161	21,790,725.79	5.03
676 - 700	80	10,411,472.77	2.40
701 - 725	38	4,977,755.11	1.15
726 - 750	17	2,118,320.86	0.49
751 - 775	5	707,844.90	0.16
776 - 800	3	182,255.86	0.04
Total:	3,794	$433,185,615.90	100.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOND SUMMARY (to Call / Maturity)
Class AF-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	1.76	1.30	1.06	0.95	0.79	0.66	0.56
First Principal Payment Date	7/25/2003	7/25/2003	7/25/2003	7/25/2003	7/25/2003	7/25/2003	7/25/2003
Last Principal Payment Date	2/25/2007	1/25/2006	6/25/2005	3/25/2005	11/25/2004	7/25/2004	5/25/2004
Payment Windows (mos.)	44	31	24	21	17	13	11
Class AF-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	1.76	1.30	1.06	0.95	0.79	0.66	0.56
First Principal Payment Date	7/25/2003	7/25/2003	7/25/2003	7/25/2003	7/25/2003	7/25/2003	7/25/2003
Last Principal Payment Date	2/25/2007	1/25/2006	6/25/2005	3/25/2005	11/25/2004	7/25/2004	5/25/2004
Payment Windows (mos.)	44	31	24	21	17	13	11

Class AF-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.16	2.91	2.26	2.00	1.58	1.24	1.03
First Principal Payment Date	2/25/2007	1/25/2006	6/25/2005	3/25/2005	11/25/2004	7/25/2004	5/25/2004
Last Principal Payment Date	3/25/2008	9/25/2006	12/25/2005	9/25/2005	3/25/2005	10/25/2004	7/25/2004
Payment Windows (mos.)	14	9	7	7	5	4	3
Class AF-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.16	2.91	2.26	2.00	1.58	1.24	1.03
First Principal Payment Date	2/25/2007	1/25/2006	6/25/2005	3/25/2005	11/25/2004	7/25/2004	5/25/2004
Last Principal Payment Date	3/25/2008	9/25/2006	12/25/2005	9/25/2005	3/25/2005	10/25/2004	7/25/2004
Payment Windows (mos.)	14	9	7	7	5	4	3

Class AF-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	6.93	4.66	3.50	3.10	2.25	1.66	1.34
First Principal Payment Date	3/25/2008	9/25/2006	12/25/2005	9/25/2005	3/25/2005	10/25/2004	7/25/2004
Last Principal Payment Date	3/25/2013	9/25/2009	1/25/2008	8/25/2007	3/25/2006	5/25/2005	12/25/2004
Payment Windows (mos.)	61	37	26	24	13	8	6
Class AF-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	6.93	4.66	3.50	3.10	2.25	1.66	1.34
First Principal Payment Date	3/25/2008	9/25/2006	12/25/2005	9/25/2005	3/25/2005	10/25/2004	7/25/2004
Last Principal Payment Date	3/25/2013	9/25/2009	1/25/2008	8/25/2007	3/25/2006	5/25/2005	12/25/2004
Payment Windows (mos.)	61	37	26	24	13	8	6

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOND SUMMARY (to Call / Maturity)
Class AF-4 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.56	7.92	5.85	5.00	3.53	2.15	1.67
First Principal Payment Date	3/25/2013	9/25/2009	1/25/2008	8/25/2007	3/25/2006	5/25/2005	12/25/2004
Last Principal Payment Date	4/25/2015	9/25/2011	8/25/2009	9/25/2008	6/25/2007	11/25/2005	5/25/2005
Payment Windows (mos.)	26	25	20	14	16	7	6
Class AF-4 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.84	9.04	6.69	5.69	4.05	2.15	1.67
First Principal Payment Date	3/25/2013	9/25/2009	1/25/2008	8/25/2007	3/25/2006	5/25/2005	12/25/2004
Last Principal Payment Date	8/25/2018	9/25/2014	3/25/2012	1/25/2011	2/25/2009	11/25/2005	5/25/2005
Payment Windows (mos.)	66	61	51	42	36	7	6

Class AF-5 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.83	8.25	6.16	5.25	4.00	2.46	1.91
First Principal Payment Date	4/25/2015	9/25/2011	8/25/2009	9/25/2008	6/25/2007	11/25/2005	5/25/2005
Last Principal Payment Date	4/25/2015	9/25/2011	8/25/2009	9/25/2008	6/25/2007	12/25/2005	5/25/2005
Payment Windows (mos.)	1	1	1	1	1	2	1
Class AF-5 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	15.44	11.41	8.88	7.74	5.86	2.46	1.91
First Principal Payment Date	8/25/2018	9/25/2014	3/25/2012	1/25/2011	2/25/2009	11/25/2005	5/25/2005
Last Principal Payment Date	2/25/2019	1/25/2015	7/25/2012	5/25/2011	8/25/2009	12/25/2005	5/25/2005
Payment Windows (mos.)	7	5	5	5	7	2	1

Class AF-6 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	8.03	6.90	5.70	5.03	4.00	2.62	2.02
First Principal Payment Date	7/25/2006	7/25/2006	9/25/2006	1/25/2007	6/25/2007	12/25/2005	5/25/2005
Last Principal Payment Date	4/25/2015	9/25/2011	8/25/2009	9/25/2008	6/25/2007	3/25/2006	8/25/2005
Payment Windows (mos.)	106	63	36	21	1	4	4
Class AF-6 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	8.12	7.14	6.37	5.99	5.43	2.62	2.02
First Principal Payment Date	7/25/2006	7/25/2006	9/25/2006	1/25/2007	9/25/2007	12/25/2005	5/25/2005
Last Principal Payment Date	12/25/2018	11/25/2014	4/25/2012	3/25/2011	8/25/2009	3/25/2006	8/25/2005
Payment Windows (mos.)	150	101	68	51	24	4	4

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOND SUMMARY (to Call / Maturity)
Class AV (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.04	2.69	1.97	1.60	1.09	0.73	0.58
First Principal Payment Date	7/25/2003	7/25/2003	7/25/2003	7/25/2003	7/25/2003	7/25/2003	7/25/2003
Last Principal Payment Date	4/25/2015	9/25/2011	8/25/2009	9/25/2008	2/25/2006	3/25/2005	10/25/2004
Payment Windows (mos.)	142	99	74	63	32	21	16
Class AV (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.21	2.81	2.06	1.67	1.09	0.73	0.58
First Principal Payment Date	7/25/2003	7/25/2003	7/25/2003	7/25/2003	7/25/2003	7/25/2003	7/25/2003
Last Principal Payment Date	2/25/2019	1/25/2015	7/25/2012	5/25/2011	2/25/2006	3/25/2005	10/25/2004
Payment Windows (mos.)	188	139	109	95	32	21	16

Class M-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.64	6.67	5.02	4.42	3.95	2.99	2.87
First Principal Payment Date	11/25/2008	2/25/2007	8/25/2006	10/25/2006	2/25/2007	3/25/2006	8/25/2005
Last Principal Payment Date	4/25/2015	9/25/2011	8/25/2009	9/25/2008	6/25/2007	6/25/2006	6/25/2006
Payment Windows (mos.)	78	56	37	24	5	4	11
Class M-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.31	8.08	6.20	5.49	4.92	3.86	3.76
First Principal Payment Date	11/25/2008	2/25/2007	8/25/2006	10/25/2006	2/25/2007	3/25/2006	8/25/2005
Last Principal Payment Date	4/25/2020	1/25/2016	5/25/2013	3/25/2012	5/25/2010	12/25/2007	8/25/2008
Payment Windows (mos.)	138	108	82	66	40	22	37

Class M-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.64	6.67	5.01	4.37	3.72	3.00	2.90
First Principal Payment Date	11/25/2008	2/25/2007	7/25/2006	8/25/2006	10/25/2006	6/25/2006	2/25/2006
Last Principal Payment Date	4/25/2015	9/25/2011	8/25/2009	9/25/2008	6/25/2007	6/25/2006	6/25/2006
Payment Windows (mos.)	78	56	38	26	9	1	5
Class M-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.72	8.42	6.49	5.69	4.75	4.76	3.20
First Principal Payment Date	11/25/2008	2/25/2007	7/25/2006	8/25/2006	10/25/2006	10/25/2006	2/25/2006
Last Principal Payment Date	4/25/2021	12/25/2016	3/25/2014	12/25/2012	1/25/2011	4/25/2009	1/25/2009
Payment Windows (mos.)	150	119	93	77	52	31	36

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOND SUMMARY (to Call / Maturity)
Class M-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.64	6.67	5.00	4.35	3.61	3.00	2.63
First Principal Payment Date	11/25/2008	2/25/2007	7/25/2006	7/25/2006	8/25/2006	6/25/2006	11/25/2005
Last Principal Payment Date	4/25/2015	9/25/2011	8/25/2009	9/25/2008	6/25/2007	6/25/2006	6/25/2006
Payment Windows (mos.)	78	56	38	27	11	1	8
Class M-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.03	8.70	6.72	5.90	4.81	3.85	2.86
First Principal Payment Date	11/25/2008	2/25/2007	7/25/2006	7/25/2006	8/25/2006	6/25/2006	11/25/2005
Last Principal Payment Date	12/25/2021	8/25/2017	10/25/2014	7/25/2013	7/25/2011	9/25/2009	3/25/2009
Payment Windows (mos.)	158	127	100	85	60	40	41

Class B (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.64	6.67	5.00	4.33	3.56	2.99	2.53
First Principal Payment Date	11/25/2008	2/25/2007	7/25/2006	7/25/2006	8/25/2006	5/25/2006	10/25/2005
Last Principal Payment Date	4/25/2015	9/25/2011	8/25/2009	9/25/2008	6/25/2007	6/25/2006	6/25/2006
Payment Windows (mos.)	78	56	38	27	11	2	9
Class B (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.20	8.88	6.88	6.04	4.88	3.77	2.58
First Principal Payment Date	11/25/2008	2/25/2007	7/25/2006	7/25/2006	8/25/2006	5/25/2006	10/25/2005
Last Principal Payment Date	4/25/2022	12/25/2017	2/25/2015	10/25/2013	10/25/2011	12/25/2009	1/25/2007
Payment Windows (mos.)	162	131	104	88	63	44	16

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Net WAC Rate related to the Group II Certificates

Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	7/25/2003	6.72	6.72	33	3/25/2006	10.65	10.65
2	8/25/2003	6.34	8.25	34	4/25/2006	10.03	10.03
3	9/25/2003	6.39	8.25	35	5/25/2006	10.82	10.82
4	10/25/2003	6.67	8.25	36	6/25/2006	10.72	10.72
5	11/25/2003	6.48	8.25	37	7/25/2006	11.75	11.75
6	12/25/2003	6.75	8.25	38	8/25/2006	11.37	11.37
7	1/25/2004	6.56	8.25	39	9/25/2006	11.59	11.59
8	2/25/2004	6.60	8.25	40	10/25/2006	12.26	12.26
9	3/25/2004	7.11	8.25	41	11/25/2006	12.18	12.18
10	4/25/2004	6.71	8.25	42	12/25/2006	12.76	12.76
11	5/25/2004	6.96	8.25	43	1/25/2007	12.35	12.35
12	6/25/2004	6.77	8.25	44	2/25/2007	12.35	12.35
13	7/25/2004	7.04	8.25	45	3/25/2007	13.90	13.90
14	8/25/2004	6.85	8.25	46	4/25/2007	12.80	12.80
15	9/25/2004	6.89	8.25	47	5/25/2007	13.54	13.54
16	10/25/2004	7.17	8.25	48	6/25/2007	13.27	13.27
17	11/25/2004	6.99	8.25	49	7/25/2007	13.71	13.71
18	12/25/2004	7.25	8.25	50	8/25/2007	13.27	13.27
19	1/25/2005	7.05	8.25	51	9/25/2007	13.45	13.45
20	2/25/2005	7.08	8.25	52	10/25/2007	14.12	14.12
21	3/25/2005	8.20	8.26	53	11/25/2007	13.93	13.93
22	4/25/2005	7.81	8.28	54	12/25/2007	14.55	14.55
23	5/25/2005	8.57	8.57	55	1/25/2008	14.08	14.08
24	6/25/2005	8.55	8.55	56	2/25/2008	14.08	14.08
25	7/25/2005	8.81	8.81	57	3/25/2008	15.10	15.10
26	8/25/2005	8.51	8.51	58	4/25/2008	14.18	14.18
27	9/25/2005	8.65	8.65	59	5/25/2008	14.71	14.71
28	10/25/2005	9.14	9.14	60	6/25/2008	14.27	14.27
29	11/25/2005	9.10	9.10	61	7/25/2008	14.75	14.75
30	12/25/2005	9.59	9.59	62	8/25/2008	14.27	14.27
31	1/25/2006	9.30	9.30	63	9/25/2008	14.27	14.27
32	2/25/2006	9.33	9.33	64	10/25/2008	14.75	14.75

(1)

Assumes all indices are instantaneously increased to 20.00%

(2)

Assumes all indices are instantaneously increased to 20.00% and payments are received from the Group II Yield Maintenance Agreement.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Net WAC Rate related to the Subordinate Certificates

Period	Pay Date	Net WAC Rate(1)(1)	Effective Net WAC Rate(2)(2)	Period	Pay Date	Net WAC Rate(1)(1)	Effective Net WAC Rate(2)(2)
1	7/25/2003	6.72	6.72	33	3/25/2006	10.54	10.56
2	8/25/2003	6.34	8.25	34	4/25/2006	9.91	9.92
3	9/25/2003	6.39	8.25	35	5/25/2006	10.67	10.68
4	10/25/2003	6.67	8.25	36	6/25/2006	10.56	10.57
5	11/25/2003	6.48	8.25	37	7/25/2006	11.58	11.58
6	12/25/2003	6.75	8.25	38	8/25/2006	11.27	11.28
7	1/25/2004	6.56	8.25	39	9/25/2006	11.56	11.56
8	2/25/2004	6.60	8.25	40	10/25/2006	12.26	12.26
9	3/25/2004	7.11	8.24	41	11/25/2006	12.18	12.18
10	4/25/2004	6.71	8.24	42	12/25/2006	12.76	12.76
11	5/25/2004	6.96	8.24	43	1/25/2007	12.35	12.35
12	6/25/2004	6.78	8.24	44	2/25/2007	12.35	12.35
13	7/25/2004	7.04	8.24	45	3/25/2007	13.90	13.90
14	8/25/2004	6.85	8.23	46	4/25/2007	12.80	12.80
15	9/25/2004	6.89	8.24	47	5/25/2007	13.54	13.54
16	10/25/2004	7.17	8.24	48	6/25/2007	13.27	13.27
17	11/25/2004	6.99	8.23	49	7/25/2007	13.71	13.71
18	12/25/2004	7.26	8.24	50	8/25/2007	13.27	13.27
19	1/25/2005	7.05	8.23	51	9/25/2007	13.45	13.45
20	2/25/2005	7.08	8.23	52	10/25/2007	14.12	14.12
21	3/25/2005	8.19	8.25	53	11/25/2007	13.93	13.93
22	4/25/2005	7.79	8.26	54	12/25/2007	14.55	14.55
23	5/25/2005	8.53	8.55	55	1/25/2008	14.08	14.08
24	6/25/2005	8.50	8.52	56	2/25/2008	14.08	14.08
25	7/25/2005	8.76	8.78	57	3/25/2008	15.10	15.10
26	8/25/2005	8.46	8.47	58	4/25/2008	14.18	14.18
27	9/25/2005	8.59	8.61	59	5/25/2008	14.71	14.71
28	10/25/2005	9.07	9.09	60	6/25/2008	14.27	14.27
29	11/25/2005	9.02	9.04	61	7/25/2008	14.75	14.75
30	12/25/2005	9.49	9.52	62	8/25/2008	14.27	14.27
31	1/25/2006	9.21	9.23	63	9/25/2008	14.27	14.27
32	2/25/2006	9.24	9.25	64	10/25/2008	14.75	14.75

(1)

Assumes all indices are instantaneously increased to 20.00%

(2)

Assumes all indices are instantaneously increased to 20.00% and payments are received from the Group II Yield Maintenance Agreement.

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.